Omega Protein Has $2.6 Million Profit for 2003 First Quarter


     HOUSTON, May 1, 2003 -- Omega Protein Corporation (NYSE symbol: OME), the nation's leading producer of Omega-3 fish oil and specialty fish meal products, today reported net income for the first quarter of 2003 of $2.6 million (11 cents a share), compared with a net income of $2.7 million (11 cents a share) for the first quarter of the previous year.

     Revenues for the first quarter of 2003, which ended March 31, were $25.1 million, versus revenues of $23.5 million for the year-earlier quarter. Omega Protein had operating income of $4.2 million for the first quarter of 2003, compared with operating income of $4.5 million in the comparable quarter of the previous year. First quarter 2003 margins were reduced from the prior year's comparable quarter due to higher cost inventory being carried forward into 2003.

     Omega Protein Corporation is the nation's largest manufacturer of heart-healthy fish oils containing Omega-3 fatty acids for human consumption, as well as specialty fish meals and fish oil used as value-added ingredients in aquaculture, swine and other livestock feeds. Omega Protein makes its products from menhaden, an Omega-3 rich fish that is not utilized as seafood, but which is abundantly available along the U.S. Gulf of Mexico and Atlantic Coasts.

     SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS: The statements contained in this press release that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. The actual results of future events described in any of these forward-looking statements could differ materially from those stated in the forward-looking statements. Important factors that could cause actual results to be materially different from those forward -looking statements include, among others, (1) the Company's ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, adverse weather conditions and disease; (2) the impact of worldwide supply and demand relationships on prices for the Company's products; and (3) fluctuations in the Company's quarterly operating results due to the seasonality of the Company's business and its deferral of inventory sales based on worldwide prices for competing products. These and other factors are described in further detail in Omega's filings with the Securities and Exchange Commission, including its 2002 Annual Report on Form 10K under the headings, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Significant Factors That May Affect Forward-Looking Statements" and "-Seasonality and Quarterly Results."


Contact:Investor Relations (713)623-0060 or news@omegaproteincorporation.com Website: www.buyomegaprotein.com



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                            OMEGA PROTEIN CORPORATION
                             STATEMENT OF OPERATIONS
                                   (Unaudited)



                                                                                                         Three Months
                                                                                                        Ended March 31,
                                                                                             --------------------------------------
                                                                                                  2003                   2002
                                                                                             ----------------       ---------------
                                                                                            (in thousands, except per share amounts)

Revenues......................................................................                   $ 25,101              $ 23,479

Cost of sales.................................................................                     18,679                16,924
                                                                                             ----------------       ---------------

Gross profit..................................................................                      6,422                 6,555

Selling, general and administrative expense...................................                      2,196                 2,068
                                                                                             ----------------       ---------------

Operating income..............................................................                      4,226                 4,487

Interest expense, net.........................................................                       (154)                 (167)

Other income (expense), net...................................................                         21                  (52)
                                                                                             ----------------       ---------------

Income before income taxes....................................................                      4,093                 4,268

Provision for income taxes....................................................                      1,446                 1,535
                                                                                             ----------------       ---------------

Net income....................................................................                   $  2,647              $  2,733
                                                                                             ================       ===============

Basic earnings per share......................................................                   $   0.11              $   0.11
                                                                                             ================       ===============

Average common shares outstanding.............................................                     23,983                23,953
                                                                                             ================       ===============

Diluted earnings per share....................................................                   $   0.10              $   0.11
                                                                                             ================       ===============

Average common shares and common share equivalents outstanding................                     25,433                24,848
                                                                                             ================       ===============







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                            OMEGA PROTEIN CORPORATION
                             CONDENSED BALANCE SHEET
                                   (Unaudited)



                                                                                           March 31,           December 31,
                                                                                             2003                 2002
                                                                                     -----------------     ------------------
                                                                                     (in thousands, except per share amounts)

                                 ASSETS

Current assets..........................................................                  $  91,647            $  90,620

    Property and equipment, net.........................................                     81,899               80,713

    Deferred tax assets, net............................................                      1,669                3,115

    Other assets........................................................                      7,517                6,683
                                                                                     -----------------    -----------------

         Total assets...................................................                  $ 182,732            $ 181,131
                                                                                     =================    =================

LIABILITIES AND STOCKHOLDERS' EQUITY

    Current liabilities.................................................                  $  17,829            $  18,769

    Long-term debt......................................................                     13,908               14,239

    Other long-term liabilities.........................................                     13,087               13,087

    Stockholders' equity................................................                    137,908              135,036
                                                                                     -----------------    -----------------

       Total liabilities and stockholders' equity.......................                  $ 182,732            $ 181,131
                                                                                     =================    =================

BOOK VALUE PER SHARE OUTSTANDING........................................                  $    5.75            $    5.64
                                                                                     =================    =================






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